                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                           DIGITAL SOLUTIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                          Donald T. Kelly, Secretary
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:
          N/A
        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
          N/A
        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          N/A
        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
          N/A
        ------------------------------------------------------------------------

     (5)  Total fee paid:
          N/A
        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                             DIGITAL SOLUTIONS, INC.
                                300 Atrium Drive
                           Somerset, New Jersey 08873


                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held on March 18, 1998

To the Shareholders of
DIGITAL SOLUTIONS, INC.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of DIGITAL SOLUTIONS, INC. (the "Corporation") will be held at the Somerset Marriott, 110 Davidson Avenue, Somerset, New Jersey 08873 on March 18, 1998 at 11:00 AM New Jersey Time, for the following purposes:

1. To elect five directors to the Board of Directors of the Corporation.

2. To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

         The close of business on February 10, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at, the Meeting and any adjournment thereof.

         You are cordially invited to attend the Meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the Meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Shareholders.

By Order of the Board of Directors
Donald T. Kelly
Secretary

Dated:    February 16, 1998





WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                          TO BE HELD ON MARCH 18, 1998

         This proxy statement and the accompanying form of proxy have been mailed to the shareholders of record of February 10, 1998 (the "record date") of DIGITAL SOLUTIONS, INC., a New Jersey corporation (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of shareholders to be held on March 18, 1998 at 11:00 a.m. and at any adjournment thereof.

SOLICITATION, VOTING AND REVOCABILITY OF PROXY

         Shares of the Corporation's common stock par value $.001 per share represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted FOR the election of the five persons nominated by the Board of Directors. Each share of common stock is entitled to one vote. Voting is on a noncumulative basis.

         Any proxy may be revoked at any time before it is voted. A shareholder may revoke a proxy by submitting a proxy bearing a later date or by notifying the Secretary of the Corporation either in writing prior to the Annual Meeting or in person at the Annual Meeting. Revocation is effective only upon receipt of such notice by the Secretary. Election of directors is by plurality vote, with the five nominees receiving the highest vote totals to be elected as directors of the Corporation. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors. Abstentions and non-votes will, however, be considered as votes represented at the Annual Meeting solely for quorum purposes.

         The Corporation will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Corporation's common stock held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

         The annual report to shareholders for the fiscal year ended September 30, 1997, including financial statements, accompanies this proxy statement.

         The principal executive offices of the Corporation are located at 300 Atrium Drive, Somerset, New Jersey 08873; the Corporation's telephone number is
(732) 748-1700.

INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors of the Corporation has selected Arthur Andersen LLP., Certified Public Accountants, as independent accountants of the Corporation for the fiscal year ending September 30, 1998. Shareholders are not being asked to approve such selection because such approval is not required. The audit services provided by Arthur Andersen, LLP. consist of examination of financial statements, review of filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Representatives of Arthur Andersen, LLP. are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

VOTING SECURITIES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The securities entitled to vote at the Annual Meeting are the Corporation's common stock, $.001 par value. Each share of common stock entitles its holder to one vote on each matter submitted to shareholders. The close of business on February 10, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. As of February 10, 1998, 19,298,010 shares of common stock were issued and outstanding. Voting of the shares of common stock is on a noncumulative basis.

         The following table sets forth certain information as of February 10, 1998 with respect to (i) each director and officer of the Company (ii) the persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities and (iii) officers and directors as a group.




                                                        Number of Shares            Percent of Company's
Name of Shareholder                                     Presently Owned(1)          Outstanding Stock


Karl W. Dieckmann(2)                                    310,743                     1.6%
c/o Digital Solutions, Inc.
300 Atrium Drive
Somerset, NJ 08873


George J. Eklund(3)                                     379,545                     2.0%
c/o Digital Solutions, Inc.
300 Atrium Drive
Somerset, NJ 08873


Senator John H. Ewing(4)                                120,625                       *
76 Claremont Road
Barnardsville, NJ 07924


William J. Marino(5)                                     88,617                       *
c/o Blue Cross/Blue Shield
      of New Jersey
3 Penn Plaza East
Newark, NJ 07105


Donald W. Kappauf(6)                                    526,248                    2.75%
c/o Digital Solutions, Inc.
300 Atrium Drive
Somerset, NJ 08873


Donald T. Kelly(7)                                       18,850                        *
c/o Digital Solutions, Inc.
300 Atrium Drive
Somerset, NJ 08873

All officers and directors as a group                 1,444,628                     7.55%
(6)persons (2,3,4,5,6,7)

*        Less than 1 percent.

(1) Ownership consists of sole voting and investment power except as otherwise noted.

(2) Includes options to purchase 10,000 shares of the Company's common stock, and warrants to purchase 10,000 shares of common stock, and excludes unvested options to purchase 5,000 shares of common stock.

(3) Includes options to purchase 300,000 shares of the Company's common stock, and excludes unvested options to purchase 200,000 shares of common stock.

(4) Includes options to purchase 35,000 shares of common stock, and excludes unvested options to purchase 5,000 shares of common stock.

(5) Includes options to purchase 10,000 shares of the Company's common stock, and excludes unvested options to purchase 5,000 shares of common stock.

(6) Includes options to purchase 150,000 shares of the Company's common stock, and excludes unvested options to purchase 150,000 shares of common stock.

(7) Includes options to purchase 10,000 shares of common stock, and excludes unvested options to purchase 70,000 shares of common stock.

CERTAIN REPORTS

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's directors and officers, and persons who own, directly or indirectly, more than 10% of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission (SEC) reports of ownership and reports of changes in ownership of common stock and other equity securities of the Corporation. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such reports received by the Corporation, the Corporation believes that all Section 16(a) filing requirements applicable to officers, directors and 10% shareholders were complied with during the 1997 fiscal year.

I.  ELECTION OF DIRECTORS

         A board of five directors is proposed to be elected at the Annual Meeting of shareholders to hold office for a term of one year and until their respective successors shall have been duly elected and shall have qualified. The affirmative vote of a plurality of the outstanding shares of common stock voting thereon at the Annual Meeting of shareholders is required to elect the directors. All proxies received by the Board of Directors from holders of the common stock will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate that this will occur.

         The following tables set forth certain information as of February 10, 1998 with respect to the nominees for election as directors of the Corporation.

                           POSITION WITH CORPORATION:                           DIRECTOR CONTINUOUSLY
NAME                       PRINCIPAL OCCUPATION; AND AGE                        SINCE

Karl W. Dieckmann          Chairman of the Board of Directors; 69               1990

George J. Eklund           Director; 54                                         1995

Senator John H. Ewing      Director; 77                                         1990

William J. Marino          Director; 54                                         1995

Donald W. Kappauf          President and Chief Executive Officer; 51            N/A

         Each director is elected for a period of one year at the Company's annual meeting of shareholders and will serve until his successor is duly elected by the shareholders.

         Karl W. Dieckmann, Director of the Company since April, 1990, has been Chairman of the Board since November, 1991. From 1980 to 1988, Mr. Dieckmann was the Executive Vice President of Science Management Corporation and managed the Engineering, Technology and Management Services Groups. From 1948 to 1980, Mr. Dieckmann was employed by the Allied Corporation (now Allied Signal Corporation) in various capacities including President, Semet Solvay Division; Executive Vice President, Industrial Chemicals Division; Vice President Technical -- Fibers Division; Group General Manager -- Fabricated Products Division; and General Manager --Plastics Division, as well as various positions with the Chemicals Division.

         George J. Eklund has been a director of the Company since 1995. From September 1994 to March 1996 he was the Company's President and Chief Operating Officer and President and Chief Executive Officer of the Company from March 1996 to December 1997, when Mr. Eklund's position was changed for health reasons. From 1992 to 1994, Mr. Eklund was President of the Human Resource Information Services division of Fiserv, Inc., which provides outsourcing services. From 1977 to 1992, Mr. Eklund was employed by ADP (Automatic Data Processing) in various positions eventually serving as Corporate Vice President and Eastern Division President. His eastern division served the northeast area of the country.

         Senator John H. Ewing, has been a Director of the Company since April, 1990. Senator Ewing has been a State Senator for the state of New Jersey from 1978 to the present. From 1968 to 1977, Senator Ewing was a New Jersey State Assemblyman. From 1940 to 1968, he was employed by Abercrombie and Fitch Co., New York City, and eventually rose to the position of Chairman of the Board. Senator Ewing is also currently Chairman of the New Jersey Senate Education Committee.

         William J. Marino, President and Chief Executive Officer of Blue Cross and Blue Shield of New Jersey, joined the Board of Directors in October, 1995. He joined Blue Cross and Blue Shield in 1992 and was named to his present post in 1994. From 1968 to 1991, Mr. Marino held a variety of sales, marketing and management positions with the Prudential Insurance Company of America. He is Chairman of the Board of Trustees of the United Way of Essex and West Hudson
(NJ) and is Chairman of the Board of Directors and Executive Committee of the Regional Business Partnership, and a Trustee of the New Jersey Network Foundation, St. Peter's College and the Newark Museum.

         Donald W. Kappauf became President and Chief Executive Officer of Digital Solutions, Inc. on December 16, 1997. Mr. Kappauf joined Digital Solutions, Inc. in 1990 and has held several senior management positions including Division President and Executive Vice President. From 1988 to 1990, Mr Kappauf was President of Perm Staff/Temp Staff in Princeton, New Jersey. He was Assistant Vice President of SMC Engineering and then President of SMC Personnel Support from 1968 to 1988.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors has three committees: Audit, Compensation and Nominating Committees. During fiscal year 1997, the Board of Directors held five meetings. The Audit Committee met on one occasion and the Nominating Committee met on one occasion. The Compensation Committee met on five occasions. No member of the Board nor any member of any Board Committee failed to attend less than 75% of the meetings of the Board or such Committee.

COMMITTEES OF THE BOARD

         Audit Committee. The members of the Audit Committee are John E. Ewing and Karl W. Dieckmann. The Audit Committee acts to: (i) acquire a complete understanding of the Corporation's audit functions; (ii) review with management the finances, financial condition and interim financial statements of the Corporation; (iii) review with the Corporation's independent auditors the year-end financial statements; and (iv) review implementation with the independent auditors and management any action recommended by the independent auditors.

         Compensation Committee. The members of the Compensation Committee are Karl W. Dieckmann, John H. Ewing, and William J. Marino. The Compensation Committee functions include administration of the Corporation's 1992 Employee Stock Option Plan and Non-Executive Director Stock Option Plan and negotiation and review of all employment agreements of executive officers of the Corporation.

         Nominating Committee. The members of the Nominating Committee are Karl
W. Dieckmann, George J. Eklund, and William J. Marino. The Nominating Committee functions include the review of all candidates for a position on the Board of Directors including existing directors for renomination and reports its findings with recommendations to the Board. The Nominating Committee solicits candidates on behalf of the Company to fill any vacancy on the Board. The Nominating Committee performs such other duties and assignments as directed by the Chairman or the Board but shall have no power to add or remove a director without the approval of the Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         Karl W. Dieckmann, John H. Ewing and William J. Marino served on the Company's Compensation Committee during the last fiscal year. See "Certain Relationships and Related Transactions" for transactions between the Company and members of the Compensation Committee.

COMPENSATION OF DIRECTORS

         Directors who are employees of the Company are not compensated for services in such capacity. Non-employee directors receive $400 for each meeting attended and $250 for committee each meeting attended. Non-employee directors are also eligible to participate in the Non-Executive Director Option Plan, as discussed below.

EXECUTIVE COMPENSATION

         The following provides certain summary information concerning compensation paid or accrued by the Company during the years ended September 30, 1997, 1996 and 1995 to the Company's Chief Executive Officer and each of the executive officers of the Company who received in excess of $100,000 in compensation.


                                         ANNUAL COMPENSATION                           LONG TERM COMPENSATION

NAME AND                       YEAR        SALARY         BONUS          OTHER         OPTIONS/SAR'S
PRINCIPAL POSITION


Raymond Skiptunis (1)          1997       $      0       $      0       $210,000             0
                               1996       $214,061       $      0       $      0             0
                               1995       $193,542       $      0       $      0             0


George J. Eklund, (2)          1997       $210,000       $      0       $      0             0
Chief Executive Officer        1996       $207,924       $100,000       $      0       300,000
                               1995       $181,866       $ 50,000       $      0             0


Donald T. Kelly, (3)           1997       $ 90,865       $ 20,000       $      0        30,000
Chief Financial Officer


Louis J. Monari, (4)           1997       $106,077       $      0       $      0             0
Vice President                 1996       $ 91,539       $ 20,000       $      0        30,000
                               1995       $ 90,538       $ 15,000       $      0             0


Donald W. Kappauf, (5)         1997       $121,154       $      0       $      0             0
Executive Vice President       1996       $110,000       $ 20,000       $      0             0
                               1995       $110,000       $      0       $      0             0

---------------------

(1) Mr. Skiptunis was replaced as Chief Executive Officer by Mr. Eklund in March, 1996. The other compensation of $210,000 during 1997 was severance pay.

(2) Mr. Eklund's employment with the Company commenced on September 19,1994. He assumed the position of Chief Executive Officer in March 1996.

(3) Mr. Kelly was granted a sign on bonus of $20,000 at employment, on January 20, 1997.

(4)      Mr. Monari's employment terminated in July, 1997.

(5) This includes Mr. Kappauf's compensation for the executive vice president position he assumed on August 27, 1997. His compensation in 1997, prior to becoming executive vice president was $105,288. Compensation for 1996 and 1995 was for his position as Division Vice President.

         The Corporation provides normal and customary life and health insurance benefits to all of its employees including executive officers. The Corporation has no retirement or pension plan other than a 401(k), which is voluntary.


OPTION/SAR GRANTS IN LAST FISCAL YEAR



                                NO. OF SECURITIES    PERCENTAGE OF
                                UNDERLYING OPTIONS   TOTAL OPTIONS/
                                GRANTED              GRANTED IN FISCAL    EXERCISE OF BASE
                                                     YEAR                 PRICE PER SHARE     EXPIRATION DATE
NAME

Donald T. Kelly                 30,000               29%                  $1.875              01/20/02
------------------------------- -------------------- -------------------- ------------------- ---------------


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION/SAR VALUES

         The following table sets forth information with respect to the named executive officers concerning exercise of stock options and SARs during the last fiscal year and the value of unexercised options and SARs held as of the year ended September 30, 1997.



                                                                 NUMBER OF SECURITIES
                                                                 UNDERLYING UNEXERCISED
                                                                 OPTIONS/SARS SEPTEMBER 30, 1997
                          SHARES ACQUIRED                        EXERCISABLE/                     VALUE OF UNEXERCISED IN-THE-MONEY
                          ON EXERCISE                            UNEXERCISABLE                    OPTIONS AS OF SEPTEMBER 30, 1997
                                            VALUE REALIZED                                        EXERCISABLE/
NAME                                                                                              UNEXERCISABLE

George J. Eklund          0                 0                    300,000/200,000                  $0/$0

Louis Monari              0                 0                    30,000/20,000                    $63,900/$0

Donald W. Kappauf         0                 0                    100,000/0                        $213,000/$0

Donald T. Kelly           0                 0                    10,000/20,000                    $21,300/$42,600

----------------------------

(1) Based upon a closing bid price of the Common Stock at $2.1300 per share on September 30, 1997.


         EMPLOYMENT AGREEMENT

         Effective March 12, 1996, the Company entered into a new employment agreement with Mr. Eklund for a three year term. The employment agreement provided for (i) annual compensation of $210,000 for the first year of the agreement increasing at the discretion of the Company; (ii) a bonus in accordance with a plan to be established by the Company; (iii) the award of stock options to purchase 300,000 shares of the Company's common stock, subject to vesting requirements; (iv) certain insurance and severance benefits; and (v) a $700 per month automobile allowance. Effective December 16, 1997, Mr. Eklund's position was changed for health reasons. The Company and Mr. Eklund have entered into an agreement regarding the change in his position. Pursuant to this agreement, Mr. Eklund's position changed from President and Chief Executive Officer of the Company to Special Assistant to the Board of Directors. Mr Eklund remains a Director. Mr. Eklund will continue to receive his salary and certain other benefits as provided in his original employment agreement.

         Effective December 16, 1997, the Company entered into an agreement with Mr. Donald Kappauf wherein Mr. Kappauf assumed the duties of President and Chief Executive Officer. The agreement provides for (i) annual compensation of $165,000 for the first year of the agreement increasing at the discretion of the Company; (ii) a bonus equivalent to 6% of the Company's pre-tax profit for fiscal 1998 (8% of the amount over $2,500,000) provided the Company's earnings before taxes are at least $1,500,000; (iii) the award of stock options to purchase 100,000 shares of the Company's common stock, 50,000 of which will vest in one year while the remainder will vest in two years; (iv) a two year term.



SHAREHOLDER RETURN PERFORMANCE PRESENTATION

Set forth herein is a line graph comparing the total returns (assuming reinvestment of dividends) of the Company's common stock, the Standard and Poor Industrial Average, and an industry composite consisting of a group o two peer issuers selected in good faith by the Company. The Company's common stock is listed for trading in the Nasdaq SmallCap market and is traded under the symbol "DGSI".

                            [PERFORMANCE LINE GRAPH]

NOTES

(1) Assumes that the value of the investment in the Company's Common Stock and each index was $100 on September 30, 1991 and that dividends were reinvested at years ended September 30.

(2) Industry composite includes Paychex and Automatic Data Processing. The industry composite has been determined in good faith by management to represent entities which compete with the Company in certain of its significant business segments. Management does not believe that there are any publicly held entities which compete with all of the Company's business segments.


1990 STOCK OPTION PLANS

         In April, 1990, the Board of Directors adopted the 1990 Employees Stock Option Plan (the "1990 Plan") which was approved by shareholders in August, 1990. The 1990 Plan provides for the grant of options to purchase up to 1,000,000 shares of the Company's common stock. Under the terms of the 1990 Plan, options granted thereunder may be designated as options which qualify for incentive stock option treatment ("ISOs") under Section 422A of the Code, or options which do not so qualify ("Non-ISO's").

         The 1990 Plan is administered by a Stock Option Committee designated by the Board of Directors. The Stock Option Committee has the discretion to determine the eligible employees to whom, and the times and the price at which, options will be granted; whether such options shall be ISOs or Non-ISOs; the periods during which each option will be exercisable; and the number of shares subject to each option. The Committee has full authority to interpret the 1990 Plan and to establish and amend rules and regulations relating thereto.

         Under the 1990 Plan, the exercise price of an option designated as an ISO shall not be less than the fair market value of the common stock on the date the option is granted. However, in the event an option designated as an ISO is granted to a ten percent (10%) shareholder (as defined in the 1988 Plan), such exercise price shall be at least 110% of such fair market value. Exercise prices of Non-ISO options may be less than such fair market value.

         The aggregate fair market value of shares subject to options granted to a participant, which are designated as ISOs and which become exercisable in any calendar year, shall not exceed $100,000.

         The Stock Option Committee may, in its sole discretion, grant bonuses or authorize loans to or guarantee loans obtained by an optionee to enable such optionee to pay any taxes that may arise in connection with the exercise or cancellation of an option.

         Unless sooner terminated, the 1990 Plan will expire in April 2000.

         In April 1990, the Board of Directors adopted the Non-Executive Director Stock Option Plan (the "Director Plan") which was approved by shareholders in August, 1991 and amended in March 1996. The Director Plan provides for issuance of a maximum of 500,000 shares of common stock upon the exercise of stock options arising under the Director Plan. Options may be granted under the Director Plan until April, 2000 to: (i) non-executive directors as defined and, (ii) members of any advisory board established by the Company who are not full-time employees of the Company or any of its subsidiaries. The Director Plan provides that each non-executive director is automatically granted an option to purchase 5,000 shares upon joining the Board and each September lst, pro rata, based on the time the director has served in such capacity during the previously year. Similarly, each eligible director of an advisory board will receive on each September lst an option to purchase 5,000 shares of the Company's common stock each September lst. The Directors' Plan also provides that directors, upon joining the Board, and for one (1) year thereafter, will be entitled to purchase restricted stock from the Company at a price equal to 80% of the closing bid price on the date of purchase up to an aggregate purchase price of $50,000.

         The exercise price for options granted under the Director Plan shall be 100% of the fair market value of the common stock on the date of grant. Until otherwise provided in the Stock Option Plan, the exercise price of options granted under the Director Plan must be paid at the time of exercise, either in cash, by delivery of shares of common stock of the Company or by a combination of each. The term of each option commences on the date it is granted and unless terminated sooner as provided in the Director Plan, expires five (5) years from the date of grant. The Director Plan shall be administered by a committee of the board of directors composed of not fewer than three persons who are officers of the Company (the "Committee"). The Committee has no discretion to determine which non-executive director or advisory board member will receive options or the number of shares subject to the option, the term of the option or the exercisability of the option. However, the Committee will make all determinations of the interpretation of the Director Plan. Options granted under the Director Plan are not qualified for incentive stock option treatment.

         In April 1990, the Board of Directors adopted and in August, 1990, the Company's shareholders approved the Senior Management Incentive Plan (the "Management Plan") for use in connection with the issuance of stock, options and other stock purchase rights to executive officers and other key employees and consultants who render significant services to the Company and its subsidiaries. It is contemplated that only those executive management employees (generally the Chairman of the Board, Chief Executive Officer, Chief Operating Officer, President and Vice Presidents of the Company or Presidents of the Company's subsidiaries) who perform services of special importance to the Company will be eligible to participate under the Management Plan. A total of 5,000,000 shares of common stock will be reserved for issuance under the Management Plan. Awards made under the Management

Plan will be subject to three-(3) year vesting periods, although the vesting periods are subject to the discretion of the Administrator.

         Unless otherwise indicated, the Management Plan is to be administered by the Board of Directors or a committee of the Board, if one is appointed for this purpose (the Board or such committee, as the case may be, shall be referred to in the following description as the "Administrator"). The Management Plan generally provides that, unless the Administrator determines otherwise, each option or right granted under a plan shall become exercisable in full upon certain "change of control" events as described in the Management Plan. If any change is made in the stock subject to the Management Plan, or subject to any right or option granted under the Management Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Administrator will make appropriate adjustments to such plans and the classes, number of shares and price per share of stock subject to outstanding rights or options. The Management Plan permits awards until April, 2000.

         Directors who are not otherwise employed by the Company will not be eligible for participation in the Management Plan.

         The Management Plan provides four types of awards: stock options, incentive stock rights, stock appreciation rights (including limited stock appreciation rights) and restricted stock purchase agreements, as described below.

         Options granted under the Management Plan may be either incentive stock options ("ISOs") or options which do not qualify as ISOs ("non-ISOs") similar to the options granted under the 1990 Plan.

         Incentive stock rights consist of incentive stock units equivalent to one share of common stock in consideration for services performed for the Company. If the employment or consulting services of the holder with the Company terminate prior to the end of the incentive period relating to the units awarded, the rights shall thereupon be null and void, except that if termination is caused by death or permanent disability, the holder or his heirs, as the case may be, shall be entitled to receive a pro-rata portion of the shares represented by the units, based upon that portion of the incentive period which shall have elapsed prior to the death or disability.

         Restricted stock purchase agreements provide for the sale by the Company of shares of common stock at a price to be determined by the Board of Directors, which shares shall be subject to restrictions on disposition for a stated period during which the purchaser must continue employment with the Company in order to retain the shares. Payment can be made in cash, a promissory note or a combination of both. If termination of employment occurs for any reason within six months after the date of purchase, or for any reason other than death or by retirement with the consent of the Company after the six month period, but prior to the time that the restrictions on disposition lapse, the Company shall have the option to reacquire the shares at the original purchase price.

         Restricted shares awarded under the Management Plan will be subject to a period of time designated by the Administrator (the "restricted period") during which the recipient must continue to render services to the Company before the restricted shares will become vested. The Administrator may also impose other restrictions, terms and conditions that must be fulfilled before the restricted shares may vest.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         For information concerning employment agreements with and compensation of the Corporation's executive officers and directors, see "Executive Compensation."

SHAREHOLDER PROPOSALS

          Proposals of shareholders intended to be presented at the Corporation's 1998 Annual Meeting of Stockholders must be received by the Corporation on or before November 20, 1997 to be eligible for inclusion in the Corporation's proxy statement and form of proxy to be used in connection with the l998 Annual Meeting of Shareholders.

                              FINANCIAL INFORMATION

          A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM l0-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO DONALD T. KELLY, SECRETARY, DIGITAL SOLUTIONS, INC., 300 ATRIUM DRIVE, SOMERSET, NEW JERSEY 08873. Each such request must set forth a good faith representation that as of February 10, 1998, the person making the request was the beneficial owner of common stock of the Corporation entitled to vote at the Annual Meeting of Shareholders.


                               II. OTHER BUSINESS

         As of the date of this Proxy Statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that herein above set forth. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                                      By Order of the Board of Directors


                                      Donald T. Kelly
February 16, 1998                     Secretary


          WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                             DIGITAL SOLUTIONS, INC.
                 Annual Meeting of Shareholders - March 18, 1998

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Karl W. Dieckmann and Donald W. Kappauf, and each of them, proxies, with full power of substitution, to vote all shares of common stock of Digital Solutions, Inc owned by the undersigned at the annual meeting of shareholders of Digital Solutions, Inc. to be held on March 18, 1998 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

I.       Election of Directors

         / /   For all nominees listed below               / /    Withhold authority

               (except as marked to the contrary below)           to vote for all nominees listed below

(Instruction: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.)

         Karl W. Dieckmann          George J. Eklund      Senator John H. Ewing
         Donald W. Kappauf          William J. Marino


                                    (Continued and to be signed on reverse side)
and to vote upon any other business as may properly become before the meeting or any adjournment thereof, all as described in the proxy statement dated February 16, 1998 receipt of which is hereby acknowledged.

Either of the proxies or their respective substitutes. who shall be present and acting shall have and may exercise all the powers hereby granted. The shares represented by this proxy will be voted FOR the election of five directors unless contrary instructions are given. Said proxies will use their discretion with respect to any other matters which properly come before the meeting.


                               Date_____________________________________________


                               Signed___________________________________________

                               (Please date and sign exactly as accounts. Each joint owner should sign. Executors, administrators, trustees, etc. should also so indicate when signing.)


                               The proxy is solicited on behalf of the Board of Directors. Please sign and return in the enclosed envelope.